UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                          Date of Report: July 19, 2005
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                        0-06217                    94-1672743
      --------                        -------                    ----------
     (State of                      (Commission                (IRS Employer
   incorporation)                   File Number)             Identification No.)



  2200 Mission College Blvd., Santa Clara, California              95052-8119
  ---------------------------------------------------              ----------
        (Address of principal executive offices)                   (Zip Code)

                                 (408) 765-8080
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel
              Corporation for the quarter ended July 2, 2005 and forward-looking statements relating to 2005 and the third quarter of 2005 as presented in a press release of July 19, 2005.

              Also included in Exhibit 99.1 under the heading "Supplemental Operating Segment Results and Other Information" is certain unaudited annual and quarterly financial information for the Digital Enterprise Group and Mobility Group operating segments, presented on a basis that reflects the reorganized operating segments of the company effective as of January 2005, and certain additional minor reorganizations effected through the second quarter of 2005. The historical financial information presented under the new organizational structure does not in any way restate or revise the financial position, results of operations or cash flows of Intel Corporation as set forth in any previously reported consolidated balance sheet, consolidated statement of income or consolidated statement of cash flows of the company. This information is provided as supplemental financial information that may be of interest to Intel Corporation stockholders.

              The information in this report on Form 8-K shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    INTEL CORPORATION
                                                    (Registrant)


Date: July 19, 2005                           By:   /s/ Andy D. Bryant
                                                   -------------------
                                                   Andy D. Bryant
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Principal Accounting Officer